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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): April 7, 2000


                            CENTURY ALUMINUM COMPANY
             (Exact name of registrant as specified in its charter)



         DELAWARE                                    0-27918                      13-3070826
      (State or other                        (Commission File Number)            (IRS Employer
      jurisdiction of                                                         Identification No.)
      Incorporation)

      2511 GARDEN ROAD
      BUILDING A, SUITE 200
      MONTEREY, CALIFORNIA                                                            93940
(Address of principal executive offices)                                            (Zip Code)


                                  (831) 642-9300
                          (Registrant's telephone number,
                              including area code)
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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

            On April 7, 2000, Century Aluminum Company, a Delaware corporation ("Century"), through its wholly-owned indirect subsidiary Berkeley Aluminum, Inc., a Delaware corporation ("Berkeley"), increased its 26.67% undivided interest in certain property, plant and equipment which comprise an aluminum reduction facility in Mt. Holly, South Carolina (the "Mt. Holly Facility") to 49.67% by purchasing a 23% undivided interest from Xstrata Aluminum Corporation, a Delaware corporation ("Xstrata"). Xstrata is a wholly-owned subsidiary of Xstrata AG, a publicly traded Swiss company ("Xstrata AG"). Glencore International AG (Glencore) is a major shareholder of Xstrata AG and is also a major shareholder of Century. As part of the purchase, Berkeley also acquired Xstrata's 23% interest in the general partnership which operates and maintains the Mt. Holly Facility (the "Operating Partnership", and together with the Mt. Holly Facility, the "Mt. Holly Assets"). Prior to Berkeley's purchase of the Mt. Holly Assets, it held a 26.67% undivided interest in the Mt. Holly Facility and a 26.67% interest in the Operating Partnership.

            The sale was completed pursuant to an Asset Purchase Agreement dated as of March 31, 2000 (the "Purchase Agreement") by and between Berkeley and Xstrata. The aggregate purchase price for the Mt. Holly Assets was $95 million, subject to certain post-closing adjustments. Under the terms of the Purchase Agreement, Berkeley agreed to assume certain of Xstrata's obligations and liabilities relating to the Mt. Holly Assets. The terms of the Purchase Agreement were determined through arms'-length negotiations between the parties. Berkeley paid the purchase paid using available cash.

            The Mt. Holly Facility has the capacity to produce up to 480 million pounds of primary aluminum per year. Century's 49.47% ownership represents 238.4 million pounds of this capacity.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial Statements of Business Acquired.

            Pursuant to Item 7(a)(4) of Form 8-K, the registrant will file the required financial statements and pro forma financial information by amendment within sixty days of the date of this filing.


      (b)   Pro Forma Financial Information.

            Pursuant to Item 7(a)(4) of Form 8-K, the registrant will file the required financial statements and pro forma financial information by amendment within sixty days of the date of this filing.

      (c)   Exhibits.

            The following exhibits are filed with this report on Form 8-K:


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
Exhibit Number       Description
--------------       -----------
2.1                  Asset Purchase Agreement dated as of March 31, 2000 by and between Xstrata Aluminum Corporation and Berkeley
                     Aluminum, Inc.

99.1                 Press Release dated February 7, 2000

99.2                 Press Release dated April 10, 2000



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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CENTURY ALUMINUM COMPANY

Date:  April 20, 2000                   By: /s/    DAVID W. BECKLEY
       --------------                       -----------------------------------
                                            Name:  David W. Beckley
                                            Title: Executive Vice President and
                                                   Chief Financial Officer


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                                EXHIBIT INDEX


Exhibit No.                            Description
-----------          ---------------------------------------------------
2.1                  Asset Purchase Agreement dated as of March 31, 2000
                     by and between Xstrata Aluminum Corporation and Berkeley Aluminum, Inc.

99.1                 Press Release dated February 7, 2000

99.2                 Press Release dated April 10, 2000